Vanguard® International Dividend Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (96.2%)
Canada (8.1%)
Canadian National Railway Co.	22,352	2,773
Intact Financial Corp.	16,322	2,552
Bank of Nova Scotia	21,475	1,004
		6,329
Finland (2.9%)
Kone OYJ Class B	45,789	2,267
France (12.1%)
Capgemini SE	11,587	2,576
Vinci SA	16,508	2,085
Schneider Electric SE	9,944	1,954
AXA SA	54,133	1,817
LVMH Moet Hennessy Louis Vuitton SE	1,242	1,033
		9,465
Germany (6.0%)
Merck KGaA	17,022	2,793
Symrise AG	18,686	1,928
		4,721
Hong Kong (2.7%)
AIA Group Ltd.	268,029	2,102
Ireland (3.6%)
Linde plc	6,969	2,813
Japan (12.9%)
KDDI Corp.	77,375	2,564
Chugai Pharmaceutical Co. Ltd.	61,890	2,226
Kao Corp.	49,565	1,961
Astellas Pharma Inc.	110,688	1,289
Kirin Holdings Co. Ltd.	78,534	1,129
Shiseido Co. Ltd.	32,330	901
		10,070
Netherlands (3.5%)
Heineken NV	27,414	2,758
Spain (4.5%)
Iberdrola SA (XMAD)	157,375	1,895
Industria de Diseno Textil SA	36,934	1,579
		3,474
Sweden (2.7%)
Assa Abloy AB Class B	77,686	2,130

		Shares	Market Value ($000)
Switzerland (11.3%)
	Nestle SA (Registered)	22,603	2,576
	Novartis AG (Registered)	22,667	2,344
	Roche Holding AG	7,077	2,015
	Sika AG (Registered)	6,905	1,906
			8,841
United Kingdom (25.9%)
	BAE Systems plc	195,978	2,919
	Experian plc	62,008	2,581
	Reckitt Benckiser Group plc	34,104	2,466
	Diageo plc	65,966	2,382
	AstraZeneca plc	16,567	2,196
	Unilever plc	41,349	2,016
	Smith & Nephew plc	120,683	1,688
	Compass Group plc	54,558	1,503
	Shell plc (XETR)	30,453	944
	Prudential plc (XLON)	85,297	876
	National Grid plc	53,809	717
			20,288
Total Common Stocks (Cost $72,734)			75,258
Temporary Cash Investments (4.4%)
Money Market Fund (4.4%)
[1]	Vanguard Market Liquidity Fund, 5.410% (Cost $3,466)	34,660	3,466
Total Investments (100.6%) (Cost $76,200)			78,724
Other Assets and Liabilities—Net (-0.6%)			(442)
Net Assets (100%)			78,282
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,329	68,929	—	75,258
Temporary Cash Investments	3,466	—	—	3,466
Total	9,795	68,929	—	78,724